UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

                           Date of Report October 15, 2003
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



==============================================================================

Item No. 5    Press release dated 10/15/2003 - Holding(s) in Company

The company has today received the following notification:


                                               Fidelity Investments
                                               82 Devonshire Street
                                               Boston, MA 02109-3614

Marconi Corporation Plc
34 Grosvenor Square
London, W1A 4QP
United Kingdom

Attn: Company Secretary

                                                                October 13, 2003

Dear Sirs,

Enclosed are amended notifications of disclosable interests under the U.K. Companies Act 1985. Please note that while this information details the disclosable interests of more than one entity, the enclosed disclosure constitutes separate notifications of interests which have been combined solely for purposes of clarity and efficiency. It is not intended to indicate that any of these entities act as a group or in concert with respect to these interests.

These disclosures are made in the interest of conformity with the Companies Act. The Interest detailed herein were acquired solely for investment purposes.
For disclosure purposes, holdings should be represented as FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited (FIL) and its direct and indirect subsidiaries, both being non-beneficial holders.

If you have any questions please contact Eleanor Chemlen at (617) 563-1416 or by Fax at (617) 476-0363.


Kindest regards



Eleanor Chemlen
Sr. Compliance Specialist


Amendment #9

NOTIFICATIONS UNDER SECTIONS 198 TO 202 - U.K. COMPANIES ACT


1. Company in which shares are held:    Marconi Corporation Plc


2. Notifiable Interest:    Ordinary Shares

(A)

FMR Corp.
82 Devonshire Street
Boston, MA 02109

Parent holding company of Fidelity Management & Research Company (FMRCO), investment manager for US mutual funds. (See Schedule A for listing of Registered Shareholders and their holdings.)

(B)

Fidelity International Limited (FIL)
P.O. Box HM 670
Hamilton HMCX, Bermuda

Parent holding company for various direct and indirect subsidiaries, including Fidelity Investment Services Ltd. (FISL) and Fidelity Pension Management (FPM), investment managers for various non-US investment companies and institutional clients. (See Schedule A for listing of Registered Shareholders and their holdings.)


3. The notifiable interests also comprise the notifiable interest of:

Mr. Edward C. Johnson 3d
82 Devonshire Street
Boston, MA 02109

A principal shareholder of FMR Corp. and Fidelity International Limited.

4. The notifiable interests include interest held on behalf of authorised unit trust schemes in the U.K., notwithstanding the exemption from reporting pursuant to Section 209 (1)(h) of the Companies Act 1985.

5. These notifications of disclosable interests constitute separate notifications of interest in the shares and are combined solely for the purposes of clarity and efficiency. Nothing herein should be taken to indicate that FMR Corp. and its direct and indirect subsidiaries, Fidelity International Limited and its direct and indirect subsidiaries or Mr. Edward C. Johnson 3d act as a group or in concert in respect of the disclosed interests, or that they are required to submit these notifications on a joint basis.

6. The disclosable interests arise under section 208 (4)(b) of the Act, namely where a person, not being the registered holder, is entitled to exercise a right conferred by the holding of the shares or to control the exercise of such rights, or under section 203 of the Act respectively.

                                       By: Eric D. Roiter

                                       Senior V.P & General Counsel - FMR Corp.
                                       Duly Authorised under Powers of Attorney dated December 30, 1997, by and on behalf of FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited and its direct and indirect subsidiaries.


Schedule A
                                                                    Amendment #9

Security: Marconi Corporation Plc

Ordinary Shares   Shares Held   Management    Nominee/Registered Name
                                              Company


                       43,364     FMRCO       JP Morgan Chase
                       56,848     FMRCO       State Street Bank & Trust Company
                      437,353     FMRCO       Chase Nominees Limited
                   12,438,322     FMRCO       HSBC
                       10,820     FMRCO       State Street Nominees Ltd
                       27,880     FMRCO       Citibank
                    1,133,333     FMRCO       Brown Brothers Harriman
                    2,707,028      FISL       Chase Manhattan Bank London
                       37,164      FISL       Chase Nominees Limited
                      185,060      FPM        Chase Nominees Ltd
                      165,548      FIL        Chase Manhattan Bank London
                       76,200      FIL        Northern Trust
                      325,120      FIL        Deutsche Bank


Total ordinary
shares             17,644,040


Current ownership        8.82%
percentage:


Shares in issue:  200,000,000


Change in
holdings since     (2,128,284)
last filing:  ordinary shares




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: October 15, 2003